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                                  Exhibit 23.1

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation by reference of our report included in this Form 10-K, into the Company's previously filed Registration Statements on Forms S-3 (File Nos. 333-48980 and 333-93589).



                                       ARTHUR ANDERSEN LLP


Stamford, Connecticut
March 26, 2001


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